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                                                                   Exhibit 10.34


                                       Dated:  December 28, 1999



To:       THE CIT GROUP/BUSINESS CREDIT, INC., as Agent



From:     LONE STAR TECHNOLOGIES, INC.
          Address: 15660 N. Dallas Parkway, Suite 500
          Dallas, Texas 75248
          -------------------------------------------


                               LIMITED GUARANTY


          Re:  Lone Star Steel Company
               T&N Lone Star Warehouse Co.
               Lone Star Logistics, Inc.
               15660 N. Dallas Parkway, Suite 500
               Dallas, Texas 75248
               ------------------------------------------------------
               (herein collectively, the "Company" or the "Companies"


Gentlemen:

Reference is made to that certain Financing Agreement between the Companies, the Agent and the Lenders party thereto, dated March 12, 1999, as the same may be amended from time to time (the "Agreement"). Capitalized terms used herein and defined in the Financing Agreement shall have the same meanings as specified therein unless otherwise specifically defined herein. The undersigned (herein the "Guarantor") hereby unconditionally jointly and severally guarantees and agrees to be liable for the full and indefeasible payment and performance when due of all now existing and future indebtedness, obligations or liabilities of the Companies or any one of them to you, as Agent on behalf of the Lenders, howsoever arising, whether direct or indirect, absolute or contingent, secured or unsecured, whether arising under the Agreement as now written or as amended or supplemented hereafter, or by operation of law or otherwise, including, without limitation, all Obligations (as defined in the Agreement) of the Companies or any one of them to you (and the Lenders). Further the Guarantor agrees to pay to you, on behalf of the Lenders, on demand the amount of all expenses (including reasonable attorney's fees) incurred by you in collecting or attempting to collect any of the Companies' obligations to you, whether from the Companies or any one of them, or from any other obligor, or from the Guarantor, or in realizing upon any collateral; and agrees to pay any interest at the lesser of the Default Rate of Interest specified in the Agreement or the highest lawful rate on all amounts payable to you hereunder, even if such amount cannot be collected from the Companies or any one of them. (All of the aforementioned obligations, liabilities, expenses and interest are hereinafter collectively called the "Obligations"). To the extent you receive

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payment on account of Obligations guaranteed hereby, which payment is thereafter set aside or required to be repaid by you (or any Lender) in whole or in part, then, to the extent of any sum not finally retained by you (regardless of whether such sums recovered from you by the Companies or any one of them, its or their trustee, or any other party acting for, on behalf of or through any of file Companies or their representative), the Guarantor's obligation to you under this Guaranty, as amended, modified or supplemented, shall remain in full force and effect (or be reinstated) until the Guarantor has made payment to you therefor, which payment shall be due upon demand.

     This Guaranty is executed as an inducement to you to make loans or advances to the Company or otherwise to extend credit or financial accommodations to the Company, or to enter into or continue a financing arrangement with the Company, and is executed in consideration of your doing or having done any of the foregoing. The Guarantor agrees that any of file foregoing shall be done or extended by you in your sole discretion, and shall be deemed to have been done or extended by you in consideration of and in reliance upon the execution of this Guaranty, but that nothing herein shall obligate you to do any of the foregoing.

     Notwithstanding anything herein to the contrary, the Obligations of ale Guarantor hereunder are limited to $20,000,000 plus, in the event the Agent has to enforce its rights hereunder, including for payment hereunder, any applicable interest thereon, costs, fees and expenses (including attorneys fees).

     Notice of acceptance of this Guaranty, the making of loans or advances, or the extension of credit under the Agreement, the amendment, execution or termination of the Agreement or any other agreements in connection therewith, and presentment, demand, protest, notice of protest, notice of non-payment and all other notices to which the Guarantor may be entitled (whether under this Guaranty or the Agreement), and your reliance on this Guaranty arc hereby waived. The Guarantor also waives notice of: changes in terms or extensions of the time of payment, the taking and releasing of collateral or guarantees (including the release of any other Guarantors) and the settlement, compromise or release of any Obligations, and agree that, as to the Guarantor, the amount of the Obligations shall not be diminished by any of the foregoing. The Guarantor also agrees that you need not attempt to collect any Obligations from any other Guarantors or any other obligor or to realize upon any collateral, but may require the Guarantor to make immediate payment of Obligations to you when due or at any time thereafter. You shall not be liable for failure to collect Obligations or to realize upon any collateral or security therefor, or any part thereof, or for any delay in so doing, nor shall you be under any obligation to take any action whatsoever with regard thereto.

     This Guaranty is absolute, unconditional and continuing, regardless of the validity, regularity or enforceability of any of the Obligations or the fact that a security interest or lien in any collateral or security therefor may not be enforceable by you or may otherwise be subject to equities or defenses or prior claims in favor of others or may be invalid or defective in any way and for any reason, including any action, or failure to act, on your part. The liability of the Guarantor under this Guaranty shall be unaffected by the death of any other Guarantors. Payment by the Guarantor shall be made to you at your office from time to time on demand as Obligations become due, and one or more successive or concurrent actions may be brought hereon against the Guarantor (or any one or more of them) either in the same action or in separate actions. In the event any claim or action, or

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action on any judgment, based on this Guaranty, is made or brought against the Guarantor, the Guarantor agrees not to assert against you any set-off or counterclaim which the Company may have, and, further, the Guarantor agrees not to deduct, set-off, or seek to counterclaim for or recoup, any amounts which are or may be owed by you to the Guarantor; or for any loss of contribution from any other guarantor. Furthermore, in any litigation based on the Guaranty in which you and the Guarantor shall be adverse parties, the Guarantor hereby waives trial by jury and waive the right to interpose any defense based upon any Statute of Limitations or any claim of laches and waive the performance of each and every condition precedent to which the Guarantor might otherwise be entitled by law. The Guarantor hereby consents to the in personam jurisdiction of the courts of the State of New York. In the event that you bring any action or suit in any court of record of New
York State or the Federal Government to enforce any or all liabilities of the Guarantor hereunder, service of process may be made on the Guarantor by mailing a copy of the summons to the Guarantor at the address below set forth.

     All sums at any time to the credit of the Guarantor and any property of the Guarantor on which you at any time have a lien or security interest, or of which you at any time have possession, shall secure payment and performance of all Obligations and any and all other obligations of the Guarantor to you however arising. The Guarantor shall have no right of subrogation, indemnification or recourse to any Obligations or collateral or guarantees therefor, or to any assets of the Company.

     Upon the occurrence of any of the following events:

     (1)  any Event of Default under, or termination of, the Agreement;

     (2) failure of the Guarantor to observe or perform any agreements, warranties or covenants contained herein; or

     (3)  (a)  dissolution or cessation of the Guarantor's business;

          (b) calling of a meeting of the creditors of the Guarantor for the purposes of compromising the debts of such Guarantor;

          (c)  failure of the Guarantor to meet its debts as they mature;

          (d) commencement by the Guarantor of any bankruptcy, insolvency, arrangement, reorganization, receivership or similar proceeds wider federal or state law (herein collectively "Insolvency Proceeding");

          (e)  commencement of any Insolvency Proceeding against the Guarantor,

then, in the case of events set forth above the liability of the Guarantor for the entire Obligations shall mature for the entire Obligations even if the liability of the Companies or any one of them therefor does not.

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     Except as provided in the next paragraph, this Guaranty may be terminated as to the Guarantor only as of any Anniversary Date (as defined in the Agreement) and then only upon actual receipt by one of your officers of at least ninety (90) days prior written notice of termination sent by registered or certified mail; provided however, that the Guarantor so terminating this Guaranty shall remain bound hereunder, and this Guaranty shall continue in full force and effect, with respect to any and all Obligations created or arising prior to the effective date of such termination and with respect to any and all extensions, renewals or modifications of said pre-existing Obligations. Termination as to any other Guarantors shall not affect the obligations of file Guarantor hereunder, nor relieve the one giving such notice from liability for any post termination collection expenses or interest. Except as provided in the next paragraph, this is a continuing agreement and written notice as above provided shall be the only means of termination, notwithstanding the fact that for certain periods of time there may be no Obligations owing to you by the Company.

     Notwithstanding anything herein to the contrary, this Guaranty shall automatically and without notice terminate upon the following conditions having been met and the Agent's receipt of an officer's certificate (in form and substance satisfactory to the Agent) from the Companies confirming compliance with such conditions:

     a)   fifteen (15) months or more from the date hereof have elapsed;

     b) based upon a trailing twelve months of financial information, the Companies have achieved a Fixed Charge Coverage Ratio (on a consolidated basis and for calculation thereof, including capital expenditures in the denominator, all as defined in the Agreement) of at least 1.25 x 1.0;

     c) there is at least $20,000,000 of Availability within the Revolving Line of Credit for the prior quarter (all as defined in the Agreement);

     d) the outstanding balance of the Companies Term Loan is $5,000,000 or less; and

     e) no Default or Event of Default shall have occurred under the Agreement or hereunder (which Event of Default has not been waived by, or cured to the satisfaction of, the required Lenders [as defined in the Agreement]).

     Your books and records showing the account between you and the Company shall be admissible in evidence in any action or proceeding as prima facie proof of the items therein set forth. Your monthly statements rendered to the Company shall be binding upon the Guarantor (whether or not the Guarantor received copies thereof) and shall constitute an account stated between you and the Company unless you shall have received a written statement of the Company's exceptions within thirty (30) days after the statement was mailed to the Company.

     The Guarantor expressly waives any and all rights of subrogation, reimbursement, indemnity, exoneration, contribution or any other claim which it may now or hereafter have against the Company or any other person directly or contingently liable for the Obligations guaranteed hereunder, or against or with respect to the Company's property (including, without limitation, property collateralizing its Obligations to you) arising from the existence or performance of this Guaranty.

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     This Guaranty embodies the whole agreement of the parties and may not be modified except in writing, and no course of dealing between you and the Guarantor shall be effective to change or modify this Guaranty. Your failure to exercise any right hereunder shall not be construed as a waiver of the right to exercise the same or any other right at any other time and from time to time thereafter, and such rights shall be considered as cumulative rather than alternative. No knowledge of any breach or other nonobservance by the Guarantor of the tennis and provisions of this Guaranty shall constitute a waiver thereof; nor a waiver of any obligations to be performed by the Guarantor hereunder.

     This Guaranty may be assigned by you and shall be for your benefit and for the benefit of any of your assignees or transferees, and shall cover any Obligations owed to you at the time of assignment or transfer as well as any and all future Obligations, loans, advances or extensions of credit made to the Company by, or otherwise owed by the Company to, such assignee or transferee.

     This instrument is executed and given in addition to, and not in substitution, reduction, replacement, or satisfaction of; any other endorsements or guarantees of the Obligations, now existing or hereafter executed by the Guarantor or others in your favor.

     When used in this agreement, all pronouns shall, wherever applicable, be deemed to include the singular and plural as well as the masculine, feminine, and neuter genders. This agreement shall inure to the benefit of you, your successors and assigns and any parent, subsidiary or affiliate of yours; shall be binding jointly and severally upon the Guarantor and upon the respective heirs, executors, administrators, successors and assigns of the Guarantor; and shall pertain to the Company and its successors and assigns.

     For purposes hereof "Company" shall mean Companies or any one of the Companies as applicable, and "you" shall mean The CIT/Group Business credit, Inc. as Agent on behalf of the Lenders and the Agent and the Lenders, as applicable and construed to give the broadest possible meaning consistent herewith and as set forth in the Agreement.

     THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS GUARANTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. TO THE EXTENT THAT TEXAS LAW MAY EVER APPLY TO THIS GUARANTY, FINANCING AGREEMENT AND THE OTHER LOAN DOCUMENTS, NOTWITHSTANDING THE FOREGOING CHOICE OF LAW, THE PROVISIONS OF CHAPTER 346 (OTHER THAN SECTION 346.004 THEREOF) OF THE TEXAS FINANCE CODE (VERNONS TEXAS CODE ANNOTATED), AS AMENDED FROM TIME TO TIME (AS AMENDED, THE "TEXAS FINANCE CODE"), SHALL NOT BE APPLICABLE TO ANY LOAN(S) OR EXTENSIONS OF CREDIT EVIDENCED BY THE FINANCING AGREEMENT AND/OR THE PROMISSORY NOTES, AND THE GUARANTOR HEREBY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY AND ALL DEFENSES AND CLAIMS BASED ON SURETYSHIP AND APPLICABLE USUARY STATUTES AND PROVISIONS.

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     This Guaranty may be executed in any number of counterparts, each of which when so executed shall be deemed an original and such counterparts shall together constitute but one and the same document.

     IN WITNESS WHEREOF the Guarantor has executed and delivered this effective as of the date above set forth.

                                  LONE STAR TECHNOLOGIES, INC.


                                  BY:  /s/ Charles J. Keszler
                                     -----------------------------------------
                                  TITLE:  Vice President-Finance and Treasurer


                                  Address: 15660 N. Dallas Parkway, Suite 500
                                  Dallas, Texas 75248
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